UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2026 (April 21, 2026)

IRON HORSE ACQUISITION II CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43021	98-1885362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

851 Broken Sound Parkway NW, Suite 230

Boca Raton, FL 33487

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

(310) 290-5383

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.0001 par value, and one-right	IRHOU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	IRHO	The Nasdaq Stock Market LLC
Right-each right entitles the holder thereof to receive one-tenth (1/10) of an ordinary share	IRHOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On April 21, 2026, Iron Horse Acquisition II Corp., a Cayman Islands exempted company (“IRHO” or “Parent”), entered into a merger agreement, by and among IRHO, IRHO Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of IRHO (“Merger Sub”), and Electra Vehicles, Inc., a Delaware corporation (“Electra” or the “Company”) (as it may be amended and/or restated from time to time, the “Merger Agreement”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Merger Agreement.

Electra is dedicated to enhancing battery performance through AI-powered battery intelligence, providing solutions for electric vehicles, battery energy storage systems (BESS), and fleet operators.

The board of directors of IRHO has unanimously approved and declared advisable the Merger Agreement and the Business Combination (as defined below) and resolved to recommend approval of the Merger Agreement and related matters to IRHO’s shareholders. Pursuant to the Merger Agreement, (a) IRHO will domesticate from the Cayman Islands to Delaware (the “Domestication”), and (b) at least one business day following the Domestication, Merger Sub will merge with and into Electra (the “Merger”), after which Electra will be the surviving corporation (the “Surviving Corporation”) and a wholly-owned subsidiary of IRHO. In connection with the Merger, the Surviving Corporation will change its name to a name to be mutually agreed by the parties and Parent will change its name to “Electra AI, Inc.”

The Domestication and Merger

In accordance with the Merger Agreement, and subject to the satisfaction or waiver of the conditions set forth therein, on the day that is at least one Business Day prior to the Effective Time, IROH shall de-register from the Register of Companies in the Cayman Islands by way of continuation out of the Cayman Islands and into the State of Delaware so as to migrate to and domesticate as a Delaware entity.

In connection with the Domestication, IRHO will (i) file a certificate of incorporation with the Secretary of State of the State of Delaware substantially in the form attached as Exhibit 3.1 hereto and incorporated by reference herein, whereby Parent shall have a dual class common stock consisting of Class A common stock, par value $0.0001 per share (the “Parent Class A Common Shares”) and Class B common stock, par value $0.0001 per share (the “Parent Class B Common Shares” and together with the Parent Class A Common Shares, the “Parent Common Shares”); and (ii) adopt bylaws substantially in the form attached as Exhibit 3.2 hereto and incorporated by reference herein, in each case, with such changes as may be agreed in writing by Parent and the Company.

In connection with the Domestication, (i) each then issued and outstanding ordinary share of IRHO, par value $0.0001 per share (each, an “IRHO Ordinary Share”), will convert automatically, on a one-for-one basis, into one Parent Class A Common Share; (ii) each then issued and outstanding right entitling the holder thereof to 1/10 of one IRHO Ordinary Share (each, an “IRHO Right”) shall convert automatically into a right to receive 1/10 of one Parent Class A Common Share at the Closing, pursuant to the Parent Rights Agreement dated as of December 16, 2025, by and between IRHO and Continental Stock Transfer & Trust Company, as Rights agent; and (iii) each then issued and outstanding unit of IRHO (each, an “IRHO Unit”) shall separate and convert automatically into one Parent Class A Common Share and a right to receive 1/10 of one Parent Class A Common Share at the Closing.

Upon the terms and subject to the conditions of the Merger Agreement, at least one business day following the Domestication, Merger Sub will merge with and into Electra after which Electra will be the surviving corporation and a wholly-owned subsidiary of Parent.

The Merger will become effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware or at such later time as is agreed to by the parties to the Merger Agreement and specified in the certificate of merger (the “Effective Time”). The Domestication, the Merger, and other transactions contemplated by the Merger Agreement are collectively referred to herein as the “Business Combination,” the consummation of the Merger is referred to as the “Closing” and the date of the Closing is referred to as the “Closing Date.”

In connection with the Business Combination, IRHO will be renamed “Electra AI, Inc.” and Electra, as a wholly-owned subsidiary of Electra AI, Inc., will be change its name to a name to be mutually agreed by the parties.

Merger Consideration and Structure

Pursuant to the Merger Agreement, IRHO has agreed to acquire all of the equity interests of Electra for the sum of $250,000,000 plus the Aggregate Exercise Price, as adjusted pursuant to the terms of the Merger Agreement (the “Base Purchase Price”), comprising of a number of Parent Common Shares equal to the quotient obtained by dividing (a) the Base Purchase Price, by (b) US$10.00 (the “Aggregate Merger Consideration”), of which not more than 3,994,802 shares shall consist of Parent Class B Common Shares. “Aggregate Exercise Price” means the aggregate dollar amount payable to the Company upon the exercise or conversion of all vested in-the-money Company Options that are outstanding immediately prior to the Effective Time.

The Base Purchase Price shall be automatically adjusted upwards in increments of $10.00 until the Aggregate Merger Consideration represents at least 50.1% of the Aggregate Parent Fully Diluted Shares. “Aggregate Parent Fully Diluted Shares” means, as of immediately after the Effective Time, the sum, without duplication, of (a) all Parent Common Shares issued and outstanding (after giving effect to the Domestication, the Merger, the conversion of all Parent Rights, any PIPE Financing, and any forfeiture or surrender of Sponsor Shares); plus (b) the aggregate number of Parent Common Shares issuable upon exercise of all outstanding Converted Stock Options (as defined below).

Effect of the Merger

At the Effective Time (i) each share of Company Capital Stock (as defined below), if any, that is owned by Parent or Merger Sub or Electra (as treasury stock or otherwise), will automatically be cancelled; (ii) each share of Company Preferred Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive a number of Parent Common Shares equal to: (a) (x) the Conversion Ratio multiplied by (y) the number of shares of Company Common Stock issuable upon conversion of such share of Company Preferred Stock as of immediately prior to the Effective Time plus (b) a number of Earnout Shares equal to the Earnout Pro Rata Share in accordance with, and subject to the contingencies set forth in the Merger Agreement; (iii) each share of Company Class A Common Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive: (x) a number of Parent Class A Common Shares equal to the Conversion Ratio plus (y) a number of Earnout Shares equal to the Earnout Pro Rata Share in accordance with, and subject to the contingencies set forth in the Merger Agreement; and (iv) each share of Company Class B Common Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive: (x) a number of Parent Class B Common Shares equal to the Conversion Ratio plus (y) a number of Earnout Shares equal to the Earnout Pro Rata Share in accordance with, and subject to the contingencies set forth in the Merger Agreement. At the Effective Time, all shares of Company Capital Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of Company Capital Stock shall thereafter cease to have any rights with respect to such securities, except the right to receive a portion of the Aggregate Merger Consideration plus the contingent right to receive their applicable portion of Earnout Shares in accordance with their Earnout Pro Rata Share.

“Company Capital Stock” means “Company Common Stock,” consisting of the Class A common stock of the Company, $0.00001 par value per share, the Class B common stock of the Company, $0.00001 par value per share, and “Company Preferred Stock,” consisting of the Company Series Seed Preferred Stock, the Company Series A Preferred Stock and the Company Series B Preferred Stock.

“Conversion Ratio” means the quotient obtained by dividing (a) the number of Parent Common Shares constituting the Aggregate Merger Consideration, by (b) the number of shares constituting the Aggregate Fully Diluted Company Common Stock.

“Aggregate Fully Diluted Company Common Stock” means the sum, without duplication, of (a) all shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time; plus (b) the aggregate number of shares of Company Common Stock issuable upon full conversion of all Company Preferred Stock outstanding as of immediately prior to the Effective Time; plus (c) the aggregate number of shares of Company Common Stock issuable upon exercise of all Company Options that are vested as of immediately prior to the Effective Time; plus (d) the aggregate number of shares of Company Common Stock issuable upon full conversion, exercise or exchange of any other securities of the Company (other than Company options) outstanding immediately prior to the Effective Time directly or indirectly convertible into or exchangeable or exercisable for shares of Company Common Stock.

Conversion of Merger Sub Capital Stock.

Each share of common stock, par value $0.0001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one newly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.

Treatment of Options and Convertible Notes.

At the Effective Time, each Company Option shall be converted into (i) an option to acquire, subject to substantially the same terms and conditions as were applicable under such Company Option (including expiration date, vesting conditions, and exercise provisions), the number of Parent Class A Common Shares (rounded down to the nearest whole share), determined by multiplying the number of shares of Company Class A Common Stock subject to such Company Option as of immediately prior to the Effective Time by the Conversion Ratio, at an exercise price per Parent Class A Common Share (rounded up to the nearest whole cent) equal to (A) the exercise price per share of Company Class A Common Stock of such Company Option divided by (B) the Conversion Ratio (a “Converted Stock Option”), and (ii) the right to receive a number of Earnout Shares in accordance with, and subject to the contingencies, set forth in the Merger Agreement.

At the Effective Time, each Company Convertible Note shall be converted into the right to receive a number of Parent Common Shares equal to (a) (i) the Conversion Ratio multiplied by (ii) the number of shares of Company Common Stock issuable upon conversion of such Company Convertible Note as of immediately prior to the Effective Time plus (b) the contingent right to receive such holder’s applicable portion of Earnout Shares in accordance with their Earnout Pro Rata Share.

The Earnout Shares

From the period commencing on the Closing Date and until such date which is the five-year anniversary of the Closing Date (the “Earnout Period”), as additional consideration in the Merger, the holders of Company Common Stock, Company Preferred Stock, Company Options (whether vested or unvested) and Company Convertible Notes (the “Company Earnout Holders”) shall be entitled to earn, in accordance with their respective Earnout Pro Rata Share, up to an aggregate amount of 15,000,000 additional Parent Common Shares (the “Earnout Cap”) (which, for the avoidance of doubt, shall be issued as Parent Class A Common Shares to Company Earnout Holders who hold exclusively Company Class A Common Stock, Company Preferred Stock, Company Options or Company Convertible Notes and as Parent Class B Common Shares to Company Earnout Holders who hold any shares of Company Class B Common Stock) (the “Earnout Shares”), subject to the following contingencies:

A.	Subject to the Earnout Cap, one-third (1/3) of the Earnout Shares if, at any time during the Earnout Period, (1) over any ten (10) Trading Days within any twenty (20) consecutive Trading Day period the VWAP of the Parent Common Shares is greater than or equal to $14.00 per share or (2) as reported in Parent’s Form 10-Q or Form 10-K the Annual Run Rate (as defined in the Merger Agreement, “ARR”) is greater than or equal to $45 million (the “First Earnout Milestone”), whichever occurs earlier;

B.	Subject to the Earnout Cap, one-third (1/3) of the Earnout Shares if, at any time during the Earnout Period, (1) over any ten (10) Trading Days within any twenty (20) consecutive Trading Day period one year after the Closing Date the VWAP of the Parent Common Shares is greater than or equal to $16.00 per share or (2) as reported in Parent’s Form 10-Q or Form 10-Kthe ARR is greater than or equal to $55 million (the “Second Earnout Milestone”), whichever occurs earlier; and

C.	Subject to the Earnout Cap, one-third (1/3) of the Earnout Shares if, at any time during the Earnout Period, (1) over any ten (10) Trading Days within any twenty (20) consecutive Trading Day period the VWAP of the Parent Common Shares is greater than or equal to $18.00 per share or (2) as reported in Parent’s Form 10-Q or Form 10-K the ARR is greater than or equal to $65 million (the “Third Earnout Milestone”), whichever occurs earlier.

The applicable Earnout Shares will be delivered to the Company Earnout Holders promptly (within 10 Business Days) following the date in which any such earnout milestone is achieved. Each earnout milestone shall only occur once, if at all.

Parent and Electra Post-Closing Board of Directors and Executive Officers

Immediately following the Closing, Parent’s board of directors will consist of seven (7) directors, of which Electra has the right to the right to designate five (5) directors and the remaining two directors shall be jointly designated by Electra and IRHO SPAC Sponsor LLC (the “Sponsor”). At least a majority of the board of directors shall qualify as independent directors under Nasdaq or Alternate Exchange rules, as applicable.

At the Closing, all of the officers of Parent shall resign and the following individuals are expected to be appointed as officers of Parent: Fabrizio Martini, as Chief Executive Officer and Nicholas Chakalos, President & Chief Operating Officer.

Immediately following the Closing, Electra’s board of directors will consist of the same individuals serving as directors and officers of Parent.

Representations, Warranties and Covenants

The parties to the Merger Agreement have made customary representations, warranties and covenants in the Merger Agreement, including, among others things, covenants with respect to the conduct of the Company and IRHO and their respective subsidiaries prior to the Closing, including the Company’s covenant to provide to Parent no later than May 14, 2026, its audited financial statements for the years ended December 31, 2025 and 2024 for inclusion in the registration statement on Form S-4 to be filed by IRHO and the Company in connection with the Business Combination (the “Registration Statement”), and Parent and the Company shall jointly prepare and file with the SEC, mutually acceptable proxy materials which shall be included in the Registration Statement.

During the period commencing on date of execution of the Merger Agreement and until the earlier of the Closing Date and the termination of the Merger Agreement, IRHO and Electra will use its commercially reasonable best efforts to enter into and consummate subscription agreements with investors to purchase securities of IRHO in connection with a private placement on terms mutually agreeable to the parties (any such purchase by investors, a “PIPE Financing”).

Conditions to Closing

The Closing of the Business Combination is subject to certain customary conditions of the respective parties, including, among other things: (i) approval of the Business Combination and related agreements and transactions by the respective shareholders of IRHO and the Company; (ii) effectiveness of the Registration Statement; (iii) Parent’s initial listing application shall have been conditionally approved for listing on The Nasdaq Stock Market (“Nasdaq”) or another national stock exchange; (iv) there shall not have occurred a respective Material Adverse Effect in respect of the Company and Parent that is continuing; (v) that the respective Fundamental Representations shall be true and correct in all respects; (vi) Parent Certificate of Incorporation shall have been filed with, and declared effective by, the Secretary of State of the State of Delaware; (vii) that all respective officer certificates of the Company and Parent are delivered; (vii) all Parties shall have executed and delivered to each other a copy of each Ancillary Agreement to which they are a party; (ix) accrued but unpaid fees, costs and expenses, including fees of outside legal counsel (but excluding the Deferred Underwriting Commission), of the Parent Parties as of immediately prior to the Closing shall collectively not exceed $2,000,000 without the prior written consent of the Company; it being agreed that any such excess fees incurred without the Company’s prior written consent will reduce the share consideration remaining for the Sponsor such that only the Sponsor bears such excess fees, costs and expenses assuming $10 price per Parent Common Share; and (x) the amount of Parent Closing Cash at the Closing shall equal or exceed $30,000,000.

Termination

The Merger Agreement may be terminated by Parent and the Company under certain circumstances, including:

(i)	by mutual written agreement of Parent and Electra;

(ii)	by either Parent or the Company if (a) the Closing has not occurred on or before January 21, 2027 (the “Outside Closing Date”) and (b) the material breach or violation of any representation, warranty, covenant or obligation under this Agreement by the party seeking to terminate this Agreement was not the cause of, or resulted in, the failure of the Closing to occur on or before such date;

(iii)	by either Parent or Electra if the Business Combination is prohibited or made illegal by a final, non-appealable governmental order or law and the failure to comply with any provision of the Merger Agreement by the party seeking to terminate the Merger Agreement is not a substantial cause of, or has not substantially resulted in, such order or law;

(iv)	by Parent, if Electra, (a) at any time prior to the Closing, has breached any of its covenants, agreements, representations and warranties contained in the Merger Agreement except that, if such breach is curable by the Company through the exercise of its reasonable best efforts, then, for a period of up to 30 days after receipt of a notice from IRHO, of such breach, but only as long as the Company continues to use its reasonable best efforts to cure such breach, such termination shall not be effective, and such termination shall become effective only if it is not cured within such 30 day period or (b) at any time after the Company Stockholder Written Consent Deadline if the Company has not delivered the Company Stockholder Approval to Parent (provided, that upon the Company delivering the Company Stockholder Approval to Parent, Parent shall no longer have any right to terminate the Merger Agreement); or

(v)	by Electra, if Parent, at any time prior to the Closing, has breached any of its covenants, agreements, representations and warranties contained in the Merger Agreement except that, if such breach is curable by Parent through the exercise of its reasonable best efforts, then, for a period of up to 30 days after receipt of a notice from Electra, of such breach, but only as long as Parent continues to use its reasonable best efforts to cure such breach, such termination shall not be effective, and such termination shall become effective only if it is not cured within such 30 day period.

The foregoing description of the Merger Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is filed hereto as Exhibit 2.1 and is incorporated herein by reference.

Certain Related Agreements

Parent Support Agreement

In connection with the execution of the Merger Agreement, Parent entered into a support agreement (the “Parent Support Agreement”) with the Sponsor and the Company, pursuant to which the Sponsor agreed to, among other things, (i) vote all of its Parent Common Shares in favor of the various proposals related to the Business Combination and the Merger Agreement and any other matters requested by Parent for consummation of the Business Combination, (ii) vote against any alternative proposal or alternative transaction or any proposal relating to a business combination transaction (other than the Merger Agreement, the Merger or any of the transactions contemplated thereby), (iii) vote against any merger agreement or merger, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Parent (other than the Merger Agreement or the Ancillary Agreements and the Merger and the other transactions contemplated thereby), (iv) vote against any change in the business, management or board of directors of Parent (other than in connection with the Merger Agreement, the Merger or any of the transactions contemplated thereby), (v) vote against any proposal, action or agreement that would (A) impede, interfere with, delay, postpone, frustrate, prevent or nullify any provision of the Parent Support Agreement, the Merger Agreement, the Ancillary Agreements or the Merger or any of the transactions contemplated thereby, (B) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of Parent or the Merger Sub or the Sponsor under the Merger Agreement or the Parent Support Agreement, as applicable, (C) result in any of the conditions set forth in Article IX of the Merger Agreement not being fulfilled or (D) change in any manner the dividend policy or capitalization of, including the voting rights of any class of capital stock of, IRHO and (vi) vote in favor of any proposal to extend the period of time IRHO is afforded under its organizational documents to consummate an initial business combination, in each case, subject to the terms and conditions of the Parent Support Agreement.

During the period commencing on the date hereof and ending on the earliest of (a) the Effective Time, (b) such date and time as the Merger Agreement shall be validly terminated in accordance with its terms and (c) the liquidation of Parent, the Sponsor shall not, without the prior written consent of the Company, directly or indirectly, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, file (or participate in the filing of) a registration statement with the SEC (other than the Proxy Statement/Prospectus) or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any Parent Common Shares owned by the Sponsor, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Parent Common Shares owned by the Sponsor or (iii) publicly announce any intention to effect any transaction; provided, however, that the foregoing restrictions shall not apply to any Permitted Transfer (as defined in the Parent Support Agreement).

The foregoing description of the Parent Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Parent Support Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Company Support Agreement

In connection with the execution of the Merger Agreement, IRHO entered into a support agreement (the “Company Support Agreement”) with the Company and certain stockholders of the Company (the “Company Supporting Shareholders”) pursuant to which the Company Supporting Shareholders agreed to, among other things, (i) vote to adopt and approve, the Merger Agreement and the transactions contemplated thereby, (ii) vote against any merger agreement or merger, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company (other than the Merger Agreement or the Ancillary Agreements and the Merger and the other transactions contemplated thereby), (iii) vote against any change in the business (to the extent in violation of the Merger Agreement), management or board of directors of the Company (other than in connection with the Merger Agreement and the transactions contemplated thereby, including the Merger), and (iv) vote against any proposal, action or agreement that would (A) impede, interfere with, delay, postpone, frustrate, prevent or nullify any provision of the Company Support Agreement, the Merger Agreement, the Ancillary Agreements or the Merger or any of the transactions contemplated thereby, (B) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of the Company or the Company Stockholders under the Merger Agreement or the Company Support Agreement, as applicable, (C) result in any of the conditions set forth in Article IX of the Merger Agreement not being fulfilled, or (D) change in any manner the dividend policy or capitalization of the Company, including the voting rights of any share capital of the Company.

In addition, the Company Supporting Shareholders agreed that during the period commencing on the date of entry into the Company Support Agreement until the earliest of (a) the Effective Time, (b) such date and time as the Merger Agreement shall be validly terminated in accordance with its terms, each Company Supporting Stockholder agrees to not, without the prior written consent of Parent, directly or indirectly, (i) sell, offer to sell, contract or agree to sell, hypothecate, transfer, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of or transfer, each with respect to any Electra shares owned by such Company Supporting Stockholder, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Electra shares owned by such Company Supporting Stockholder, or (iii) publicly announce any intention to effect any such transaction; provided, however, that the foregoing restrictions shall not apply to any Permitted Transfer (as defined in the Company Support Agreement).

The foregoing description of the Company Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Company Support Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Lock-Up Agreement

On or before the Closing Date, Parent and the Company will enter into a Lock-Up Agreement (the “Lock-Up Agreement”) with certain stockholders of the Company and the Sponsor, pursuant to which the Parent Common Shares and any other equity securities convertible into or exchangeable for or representing the rights to receive Parent Common Shares, if any, held by such holders immediately following the Closing shall be subject to a lock-up for the Lock-Up Period. The “Lock-Up Period” means the period beginning on the Closing Date and ending in four consecutive equal quarterly installments following the Closing Date, in accordance with the following schedule:

(a)	one-fourth of the securities subject to the Lock-Up shall be released from the Lock-Up upon the Company issuing its first quarterly earnings release that occurs at least 120 days after the Closing Date;

(b)	one-fourth of the securities subject to the Lock-Up shall be released from the Lock-Up upon the Company issuing its second quarterly earnings release that occurs at least 120 days after the Closing Date;

(c)	one-fourth of the securities subject to the Lock-Up shall be released from the Lock-Up upon the Company issuing its third quarterly earnings release that occurs at least 120 days after the Closing Date; and

(d)	one-fourth of the securities subject to the Lock-Up shall be released from the Lock-Up upon the Company issuing its fourth quarterly earnings release that occurs at least 120 days after the Closing Date.

Amended and Restated Registration Rights Agreement

The Merger Agreement contemplates that, at the Closing, Parent, the Company, the Sponsor and certain stockholders of the Company (collectively, the “Holders”) will enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”), pursuant to which Parent will agree to register for resale, pursuant to Rule 415 under the Securities Act, certain Parent Common Shares that are held by the Holders from time to time, including (a) any outstanding Parent Common Shares and Parent Common Shares issued or issuable upon the exercise of any other equity security and any Parent Common Shares issued or issuable upon the exercise of any Equity Awards of Parent held by a Holder immediately following the Closing (including any securities distributable pursuant to the Merger Agreement); (b) any outstanding Parent Common Sharees, Equity Awards, Earnout Shares, Parent Common Shares issued or issuable upon the exercise of any other equity security of Parent acquired by a Holder following the Closing Date to the extent that such securities are “restricted securities” (as defined in Rule 144) or are otherwise held by an “affiliate” (as defined in Rule 144) of Parent; (c) any Additional Holder Common Stock (as defined in the Registration Rights Agreement); and (d) any other equity security of Parent or any of its subsidiaries issued or issuable with respect to any securities referenced in clause (a), (b) or (c) above by way of a stock dividend or stock split or in connection with a recapitalization, merger, consolidation, spin-off, reorganization or similar transaction.

The Registration Rights Agreement amends and restates the registration rights agreement that was entered into by IRHO, the Sponsor and the other parties thereto in connection with IRHO’s initial public offering. The Registration Rights Agreement will terminate on the earlier of (a) the five year anniversary of the date of the Registration Rights Agreement or (b) with respect to any Holder, on the date that such Holder no longer holds any Registrable Securities (as defined therein).

The foregoing description of the form of Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Registration Rights Agreement, a copy of which is filed as Exhibit 10.4 hereto and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of Parent Common Shares pursuant to the Business Combination is incorporated by reference herein. The Parent Common Shares issuable pursuant to the Business Combination will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On April 21, 2026, IRHO and the Company issued a press release relating to, among other things, the Business Combination. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

The foregoing exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Important Information About the Business Combination and Where to Find It

The Business Combination will be submitted to shareholders of IRHO for their consideration. IRHO and Electra intend to jointly file a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which will include a preliminary proxy statement/prospectus (a “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus will be mailed to IRHO’s shareholders as of a record date to be established for voting on the Business Combination and other proposals. IRHO may also file other relevant documents regarding the Business Combination with the SEC. IRHO’s shareholders and other interested persons are advised to read, once available, the preliminary Proxy Statement/Prospectus and any amendments thereto and, once available, the definitive Proxy Statement/Prospectus, in connection with IRHO’s solicitation of proxies for its extraordinary meeting of shareholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about IRHO, Electra and the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive Proxy Statement/Prospectus, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by IRHO, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: IRHO’s Chief Executive Officer at 851 Broken Sound Parkway NW, Suite 230, Boca Raton, FL 33487.

Participants in the Solicitation

IRHO and Electra and certain of their respective directors, executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Business Combination under the rules of the SEC. Information about (i) the directors and executive officers of IRHO is set forth in the IRHO Annual Report on Form 10-K for the year ended November 30, 2025, which was filed with the SEC on February 13, 2026, and (ii) a description of the interests of the directors and executive officers of IRHO and Electra, and the Business Combination, will be contained in the Registration Statement and the Proxy Statement/Prospectus when available, which documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of other financial, performance and operational metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the proposed Business Combination and the projected future financial performance of Electra following the proposed Business Combination; (3) changes in the market for Electra’s services and technology, expansion plans and opportunities; (4) Electra’s unit economics; (5) the sources and uses of cash in connection with the proposed Business Combination; (6) the anticipated capitalization and enterprise value of IRHO following the consummation of the proposed Business Combination; (7) the projected technological developments of Electra; (8) current and future potential commercial and customer relationships; (9) the ability to operate efficiently at scale; (10) anticipated investments in capital resources and research and development, and the effect of these investments; (11) the amount of redemption requests made by IRHO’ public shareholders; (12) the ability of Electra to issue equity or equity-linked securities in the future; (13) the failure to achieve the minimum cash at closing requirements; (14) the inability to obtain or maintain the listing of the combined company’s common stock on Nasdaq following the Proposed Business Combination, including but not limited to redemptions exceeding anticipated levels or the failure to meet Nasdaq’s initial listing standards in connection with the consummation of the Proposed Business Combination; and (15) expectations related to the terms and timing of the proposed Business Combination. These statements are based on various assumptions, whether or not identified in this release, and on the current expectations of IRHO’s and Electra’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of IRHO and Electra. These forward-looking statements are subject to a number of risks and uncertainties, as set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the IRHO Annual Report on Form 10-K for the year ended November 30, 2025, which was filed with the SEC on February 13, 2026, and/or will be contained in the Registration Statement and the Proxy Statement/Prospectus when available, and in those other documents that IRHO and Electra has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither IRHO nor Electra presently know or that IRHO and Electra currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect IRHO’s and Electra’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. IRHO and Electra anticipate that subsequent events and developments will cause IRHO and Electra’s assessments to change. However, while IRHO and Electra may elect to update these forward-looking statements at some point in the future, IRHO and Electra specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing IRHO’s and Electra’s assessments as of any date subsequent to the date of this release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Business Combination, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Current Report on Form 8-K does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1†	Merger Agreement, dated as of April 21, 2026, by and among Iron Horse Acquisition II Corp., IRHO Merger Sub, Inc. and Electra Vehicles, Inc.

3.1	Form of Certificate of Incorporation of Parent

3.2	Form of Bylaws of Parent

10.1†	Parent Support Agreement, dated as of April 21, 2026, by and among IRHO SPAC Sponsor LLC, Iron Horse Acquisition II Corp. and Electra Vehicles, Inc.

10.2†	Company Support Agreement, dated as of April 21, 2026, by and among IRHO Acquisition Corp., Electra Holdings, Inc. and the other parties thereto.

10.3	Form of Lock-Up Agreement

10.4	Form of Amended and Restated Registration Rights Agreement.

99.1	Joint Press Release, dated April 21, 2026.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

†	Certain of the schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON HORSE ACQUISITION II CORP.

	By:	/s/ Jose Bengochea
		Name:	Jose Bengochea
		Title:	Chief Executive Officer

Date: April 22, 2026